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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                               September 11, 1997
                Date of Report (Date of earliest event reported)


                                  XIRCOM, INC.
             (Exact name of registrant as specified in its charter)


    California                    0-19856                95-4421884
-----------------             ----------------         --------------
(State or other               (Commission File        (I.R.S. Employer
 jurisdiction of                   Number)           Identification No.)
 incorporation)

                           2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)

                                 (805) 376-9300
              (Registrant's telephone number, including area code)


                                 Not Applicable

              (Former name or address, if change since last report)


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Item 5.  Other Events.

         The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on September 11, 1997 regarding the Company's announcement of its shift to a new speed-based distribution model, its estimated fourth quarter 1997 operating results and its new worldwide sales organization. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1 - Press Release dated September 11, 1997 entitled "Xircom Announces New Worldwide Sales and Marketing Organizations and New Speed-Based Distribution Model"










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              XIRCOM, INC.


Dated:  September 24, 1997                    By: /s/ RANDALL H. HOLLIDAY
                                                 ------------------------------
                                                 Randall H. Holliday
                                                 Secretary and General Counsel


















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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------
    99.1 Press Release dated September 11, 1997 entitled "Xircom Announces New Worldwide Sales and Marketing Organizations and New Speed-Based Distribution Model"